SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549





                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): January 14, 2003



                          PILGRIM'S PRIDE CORPORATION
              (Exact Name of Registrant as Specified in Charter)


      DELAWARE                         1-9273                    75-1285071
  (State or Other Jurisdiction   (Commission                   (IRS Employer
       of Incorporation)         File Number)            Identification No.)


               110 SOUTH TEXAS STREET
                    PITTSBURG, TEXAS                   75686-0093
          (Address of Principal Executive Offices)     (ZIP Code)


      Registrant's telephone number, including area code:  (903) 855-1000

ITEM 9.  REGULATION FD DISCLOSURE

      Attached hereto as Exhibit 99.1 is certain supplemental historical financial information of Pilgrim's Pride Corporation, including quarterly information regarding net sales by primary market line.


                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION

99.1        Supplemental Historical Financial Information



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PILGRIM'S PRIDE CORPORATION


Date: January 14, 2003                 By:  /s/ Richard A. Cogdill
                                           Richard A. Cogdill
                                           Executive Vice President,
                                           Chief Financial Officer,
                                           Secretary and Treasurer